POWER OF ATTORNEY

INSTITUTIONAL LIQUIDITY TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider and Fatima Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or under the
Securities Act of 1933, as amended, and any and all amendments to such Registration Statement, of the Trust, Lehman Brothers Institutional Liquidity Series, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series, Neuberger Berman Income Funds or any other registered investment company that invests substantially all of its investable assets in a series of the Trust and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, INSTITUTIONAL LIQUIDITY TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 13th day of December, 2006.


                                    INSTITUTIONAL LIQUIDITY TRUST


                                    By:  /s/ Jack L. Rivkin
                                         ----------------------------
                                         Name: Jack L. Rivkin
                                         Title: President and Trustee

[SEAL]

ATTEST:


/s/ Claudia Brandon
-------------------------
Name: Claudia Brandon
Title: Secretary



[Signatures Continued on Next Page]

           Signature                                     Title
           ---------                                     -----

/s/ John Cannon                                          Trustee
--------------------------------------
John Cannon

/s/ Faith Colish                                         Trustee
--------------------------------------
Faith Colish

/s/ C. Anne Harvey                                       Trustee
--------------------------------------
C. Anne Harvey

/s/ Robert A. Kavesh                                     Trustee
--------------------------------------
Robert A. Kavesh

/s/ Howard A. Mileaf                                     Trustee
--------------------------------------
Howard A. Mileaf

/s/ Edward I. O'Brien                                    Trustee
--------------------------------------
Edward I. O'Brien

/s/ Jack L. Rivkin                                       President and Trustee
--------------------------------------
Jack L. Rivkin

/s/ William E. Rulon                                     Trustee
--------------------------------------
William E. Rulon

/s/ Cornelius T. Ryan                                    Trustee
--------------------------------------
Cornelius T. Ryan

/s/ Tom D. Seip                                          Trustee
--------------------------------------
Tom D. Seip

/s/ Candace L. Straight                                  Trustee
--------------------------------------
Candace L. Straight

/s/ Peter E. Sundman                                     Chairman of the Board,
--------------------------------------                   Chief Executive Officer
Peter E. Sundman                                         and Trustee

           Signature                                     Title
           ---------                                     -----


/s/ Peter P. Trapp                                       Trustee
--------------------------------------
Peter P. Trapp

                                POWER OF ATTORNEY

INSTITUTIONAL LIQUIDITY TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider and Fatima Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or under the
Securities Act of 1933, as amended, and any and all amendments to such Registration Statement, of the Trust, Lehman Brothers Institutional Liquidity Series, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series, Neuberger Berman Income Funds or any other registered investment company that invests substantially all of its investable assets in a series of the Trust and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, INSTITUTIONAL LIQUIDITY TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 22nd day of March, 2007.


                          INSTITUTIONAL LIQUIDITY TRUST


                          By: /s/ Jack L. Rivkin
                              ------------------------------------
                              Name: Jack L. Rivkin
                              Title: President and Trustee



ATTEST:

/s/ Claudia A. Brandon
-------------------------
Name: Claudia A. Brandon
Title: Secretary


[Signatures Continued on Next Page]

        Signature                                   Title
        ---------                                   -----


/s/ Michael M. Knetter                             Trustee
-------------------------
Michael M. Knetter


/s/ George W. Morriss                              Trustee
-------------------------
George W. Morriss




                                       2